Via EDGAR Transmission
      5/28/99

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:           Bombardier Credit Receivables Corporation:
              Bombardier Receivables Master Trust I

Ladies and Gentlemen:

On behalf of Bombardier Credit Receivables Corporation (The "Registrant"), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the Bombardier Receivables Master Trust I, and deliver to you herewith the following documents:

              One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Credit Receivables Corporation, 1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ James Dolan
James Dolan
Assistant Treasurer
Bombardier Credit Receivables Corp.


                       SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                       FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported):May 28, 1999


                    BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                            (Depositor)
                    (Exact name of registrant as specified in its charter)


                                             on behalf of


                      BOMBARDIER RECEIVABLES MASTER TRUST I
(Issuer with respect to the Floating Rate Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates,
Series 1994-1)


Delaware                            33-69282                03-0340600
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 655-2824


                         Page 1 of 9
               Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest distributions made on the Floating Rate Class A Asset Backed Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates, Series 1994-1 (collectively, the Certificates) of the Bombardier Receivables Master Trust I ( the Trust) on May 28, 1999 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In addition, information concerning the (I) aggregate amount of principal collections and non-principal collections with respect to the Receivables held by the Trust (ii) amounts payable on account of the Variable Funding Certificate and (iii) amount of Receivables held by the Trust which has been determined to be overdue is contained in the schedule attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

        99.1. Distribution Date Statement relating to interest distributions made on May 17,1999 on the Floating Rate Class A Asset Backed
        Certificates, Series 1994-1 and the Fixed Rate Class B Asset Backed Certificates, Series 1994-1.

        99.2. Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable Funding Certificate for the Collection Period ending
       April 30, 1999, (ii) the total principal amount of Receivables included in the Trust as of the date of such Collection Period which Bombardier Capital Inc. determined were overdue 31-60 days, 61-90 days or 91 days or more, (iii) the aggregate amount of principal collections and non-principal collections on the Receivables for such Collection Period and (iv) the Monthly Servicing Fee payable on account of the Variable Funding Certificate for such Collection Period.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                  BOMBARDIER CREDIT RECEIVABLES CORPORATION

/s/ James Dolan                       _______________
                                    Name: James Dolan
                                    Title: Assistant Treasurer

Dated: May 28, 1999

                                  EXHIBIT INDEX



Exhibit No. Page # Description

99.1        5      Distribution Date Statement relating to interest
                   distributions made on May 15, 1998 on the Floating
                   Class A Asset Backed Certificates, Series 1994-1 and the
                   Fixed Rate Class B Asset Backed Certificates, Series 1994-1


99.2        8      Schedule detailing (i) the amount of principal collections and non-principal collections allocable to the Variable
                   Funding Certificate for the Collection Period ending
                   April 30,1998 (ii) the aggregate amount of principal
                   Collections and non-principal collections on the receivables for such Collection Period and (iii) the Monthly Servicing
                   Fee payable on account of the Variable Funding Certificate for such Collection Period.


99.3        9      Schedule detailing (i) the total principal amount of
                   receivables included in the Trust as of the end of such Collection Period which Bombardier Capital were overdue for 31-60 days, 61-90 days or 91 days or more, (ii) the age distribution of product receivables as a percentage of total principal outstanding as at April 30, 1998.

Bombardier Credit Receivables Corporation
Bombardier Capital Inc. as Servicer
DISTRIBUTION DATE STATEMENT  Series 1997-1
Distribution Date:                       05/17/99
1 Amount of principal paid or distributed:

  (a) Class A Certificates:                                                                                                   0
  per $1,000 original principal amount of Class A Certificates                                                                0
  (b) Class B Certificates:                                                                                                   0
  per $1,000 original principal amount of Class B Certificates                                                                0
2 Floating Allocation Percentage for such Collection Period (unweighted average):                                        42.38%
3 Principal Allocation Percentage for such Collection Period:                                                               N/A
4. Amount of interest paid or distributed:
  (a) Class A Certificates:                                                                                        1,794,222.22
  per $1,000 original principal amount of Class A Certificates                                                             4.49
  (b) Class B Certificates:                                                                                          126,734.03
  per $1,000 original principal amount of Class B Certificates                                                             4.67
5.(a) Series 1997-1 Investor Default Amount for such Distribution Date:                                              406,874.52
6. Required Subordination Draw Amount, if any,                                                                                0
    for the preceding Collection Period (or for such Distribution Date):
7.  (a) Amount of Investor Charge-Offs for the preceding Collection Period:                                                   0
    (b) Amount of Reimbursements of Investor Charge-Offs for the preceding period:                                           0
8.  (a) Amount of Class A Carryover Amount being paid or distributed                                                          -
     (b)  Balance:                                                                                                            0
   Distributed per $1,000 original principal amount of Class A Certificates                                                0.00
9.  (a) Amount of Class B Carryover Amount being paid or distributed                                                          -
     (b)  Balance:                                                                                                            0
   Distributed per $1,000 original principal amount of Class B Certificates                                                0.00
10. Pool  Balance at end of related  Collection  Period  993,785,264  11.  After giving affect to distributions on this Distribution Date:
  (a) Outstanding principal amount of Class A Certificates:                                                         400,000,000
  (b) Outstanding principal amount of Class B Certificates:                                                          27,125,000
  (c) Certificate Balance:                                                                                          427,125,000
  (d) Pool Factor for Class A Certificates:                                                                       1.00000000000
  (e) Pool Factor for Class B Certificates:                                                                       1.00000000000
12. Applicable Interest Rate:
  (a) In general:
       (1)  LIBOR for the period from the previous Distribution Date to this Distribution Date:                         4.9263%
       (2)  Net Receivables Rate                                                                                          7.77%
  (b) Class A Rate:                                                                                                     5.0463%
  (c) Class B Rate:                                                                                                     5.2563%
13.  (a) Amount of Monthly Servicing Fee for the preceding Collection Period                                            711,875
      (b) Series 1997-1 Excess Servicing Fee being distributed and remaining balance (if any):                        1,413,220
      (1) Distributed:                                                                                                1,413,220
      (2) Balance:                                                                                                            0
14.  Invested  Amount on this  Distribution  Date  (after  giving  effect to all distributions
       which will occur on such Distribution Date):                                                                 427,125,000
15.  The Available Subordinated Amount (inclusive of incremental subordination)
             On the immediately preceding Distribution Date:                                                         24,859,127
             On this Distribution Date:                                                                              24,859,127
16.  The Incremental Subordinated Amount on the immediately preceding Determination Date                                      -
             On this Distribution Date:                                                                                       -
17.  The Reserve Fund Balance for this Distribution Date:                                                             2,135,625
18.  The Excess Funding Account Balance for this Distribution Date:                                                           -
19.  Amount in the Excess Funding Account at the beginning of an Early Amortization Period or Intitial
      Amortization Period to be distributed as a payment of principal in respect to:
  (a) Class A Certificates:                                                                                                 N/A
  (b) Class B Certificates (only if Class A Certificates have been paid in full):                                           N/A
20. The minimum Collection Account balance with respect to this Distribution Date:                                 5,004,967.27
  Series 1997-1 Interest Payments on Class A Certificates                                                          1,794,222.22
  Series 1997-1 Interest Payments on Class B Certificates                                                            126,734.03
  Series 1997-1 Investor Defaults (to be remitted to BCI)                                                            406,874.52
  Series 1996-1 Servicer Advances (to be remitted to BCI)                                                          1,505,431.56
  Series 1996-1 Investor Defaults (to be remitted to BCI)                                                            322,453.05
  Series 1997-2 Servicer Advances (to be remitted to BCI)                                                            632,187.28
  Series 1997-2 Investor Defaults (to be remitted to BCI)                                                            142,888.33
  Series 1997-2 Fees (to be remitted to ABN)                                                                          29,333.33
  Collection Account Investment Proceeds (to be remitted to BCI)                                                      23,861.87
  Series 1997-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                               8,275.41
  Series 1996-1 Reserve Fund Investment Proceeds (to be remitted to BCI)                                               6,809.72
  Series 1997-2 Reserve Fund Investment Proceeds (to be remitted to BCI)                                               2,906.17
  Series 1997-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                               -
  Series 1996-1 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                        2,989.77
  Series 1997-2 Excess Fund Account Investment Proceeds (to be remitted to BCI)                                               -
21.  An Early Amortization Event has occurred:                                                                               NO



22.  The Servicer has elected not to extend the Initial Principal Payment Date:
     N/A

23.  The ratio (expressed as a percentage) of (x) the average for each month of the net losses on the Receivablesin the Pool during any 3 consecutive calendar months to (y) the average of the month-end Pool Balances for
      such three-month period is:                                                                                          -0.03%
      (Annualized three month average net losses)                                                                          -0.33%
24. Three-Month Payment Rate for the three (3) most recent Collection Periods:                                             18.16%
A Three-Month Payment Rate Trigger has occurred:                                                                               NO
25. Receivables Rate :                                                                                                      9.77%
26. Inventory Aging as of the end of the Collection Period:
                           0-120 days                                                                                       51.1%
                          120-180 days                                                                                      18.0%
                          180-270 days                                                                                      16.8%
                          Over 270                                                                                          14.1%
27. Optional removal of Receivables aged greater than 450 days during the related Collection Period                             -
28. Eligible Investments on deposit in the Excess Funding Account and amounts on deposit in the Excess Funding Accounts for all other Series at the end of the Interest Period as a percentage
of the assets of the Trust:                                                                                                 0.00%
     Has an asset composition Event Occurred:                                                                                  NO
29. Amount of 491 Day Aged Receivables made Ineligible during Collection Period:                                        8,675,826

      Cumulative amount of 491 Day Aged Receivables made Ineligible from:
                                  Aged Ineligibles  Optional Removals: Put Limit
   February 1, 1999 to May 31, 1999: 25,723,018.00           $0      $42,063,588
      Has an Early Amortization Event Occurred:                               NO

30. Principal Amount of Receivables subject to a Participation Interest at end
    of Collection Period:              13,861,023.84

31. Product Line Breakdown                                                       Test Level:                      Actual:
         Bombardier:                                                                  50.00%                       28.07%
         Marine:                                                                      45.00%                       24.53%
         Recreational Vehicles:                                                       15.00%                       10.39%
         CEA / Other:                                                                 10.00%                        3.70%
         Manufactured Housing:                                                        35.00%                       33.31%
         Lawn & Garden:                                                               10.00%                        0.00%


                 Total:                                                                                                     100%
32. Overconcentration Amounts:
      Designated Manufacturer Concentration:                                                                                  -
      Industry Overconcentrations:                                                                                            -
      Dealer Overconcentrations:                                                                                              -
      Manufacturer Overconcentrations:                                                                                        -
                                                                                                                              -
                 Total Overconcentration Amounts:                                                                             -
33. (a) BRMT I Defaulted Amount for Collection Period:                                                                   951,896
     (b) BRMT I Non-Principal Collections Collection Period:                                                          10,460,121
     (c) BRMT I Principal Collections Collection Period:                                                             214,758,897
     (d) BRMT I Recovery Amount for Collection Period:                                                                 1,193,028
34. Total Defaulted Amount at end of Collection Period relating to non payment
of at least $150 of interest due more than 90 days:                                                                      698,810
35. Amount of Receivable purchased by the trust at a discount during Collection Period:                               18,238,358
36. Has an automatic Addition of Accounts Occurred:                                                                           NO
37. Pool data on Receivables added as Automatic Account Additions                                                            N/A
Prepared by:   Mr. John Quinn
Securitization Manager

Bombardier Credit Receivables Corporation
DISTRIBUTION DATE STATEMENT VARIABLE FUNDING CERTIFICATE
Distribution Date:                       05/17/99

For the Collection Period:   04/01/99   through     04/30/99
Aggregate Non-Principal Collections                                                                                   10,460,121
Aggregate Principal Collections                                                                                      214,758,897
Variable Funding Percentage (unweighted)                                                                                   0.33%
Distributions on the Variable Funding Certificate:
       Non-Principal Collection Distributions:                                                                            43,782
       Principal Collection Distributions:                                                                               838,548
Variable Funding Amount as of the last day of the Collection Period:                                                     415,647
Variable Funding Default Amount                                                                                            1,548
Monthly Servicing Fee Due                                                                                                  5,285


Note: As per Article IV, Section 4.01, of the Series 1994-1 Supplement to the Pooling and Servicing Agreement, deposits into the Collection Account are net of the sum of (i) the Variable Funding Percentage of such Collections and
(ii) the Excess Retained Percentage of such Collections, resulting in no payment by the Trustee.
Prepared by:   Mr. John Quinn
Securitization Manager
Bombardier Capital Inc.